UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2026

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1.00 per share	UCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2026, the Board of Directors (the “Board”) of United Community Banks, Inc. (the “Company”) appointed Carl Carande to serve as a Board member until the Company’s next annual meeting of shareholders. The Board increased the size of the Board from 12 to 13 directors and appointed Mr. Carande as a director to fill the vacancy created by the increase. Mr. Carande also was appointed as a member of the Board of Directors of the Company’s wholly-owned banking subsidiary, United Community Bank (the “Bank”).

Mr. Carande was also appointed as a member of the Board’s Risk Committee. At this time, the Board has not determined any other Board committees to which Mr. Carande may be appointed.

Mr. Carande will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors as described in the Company’s Proxy Statement filed in connection with the 2026 Annual Meeting of Shareholders. There are no arrangements or understandings between Mr. Carande and other persons pursuant to which he was selected as a director. Mr. Carande has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Carande retired in 2025 from KPMG LLP (“KPMG”) following a 40-year career in financial services and Big Four accounting consulting. He joined KPMG in 2001, thereafter holding a number of professional roles, and most recently serving as KPMG International Head of Global Advisory since 2020. Prior to his tenure at KPMG, Mr. Carande served in leadership capacities with various financial institutions, including Global Pricing and Analytics Director, Corporate Cash Management, at Bank of America from 1994 to 1997.

Item 7.01 Regulation FD Disclosure.

In connection with the appointment of Mr. Carande to the Board, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	United Community Banks, Inc. Press Release, dated August 3, 2026 (furnished only).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer

Date: August 3, 2026